UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Websense, Inc. on January 12, 2007, to include the historical consolidated financial statements of PortAuthority Technologies, Inc. and its subsidiary, the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of PortAuthority Technologies Inc. and its subsidiary as of and for the year ended December 31, 2006 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) herein by reference.

 (b) Pro Forma Financial Information.

The pro forma financial information as of and for the year ended December 31, 2006 is furnished as Exhibit 99.2 and is incorporated in its entirety into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger and Reorganization dated December 20, 2006, by and among Websense, Inc., Leap Acquisition Corp., a wholly-owned subsidiary of Websense, Inc., PortAuthority Technologies, Inc., PortAuthority Technologies Israel, Ltd., a wholly-owned subsidiary of PortAuthority Technologies, Inc., and Donald Sullivan, as the Stockholders’ Representative. (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

10.1	Websense, Inc. 2007 Stock Incentive Assumption Plan (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

10.2

Websense, Inc. 2007 Stock Incentive Assumption Plan Form of Stock Option Agreement (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, Independent Auditors of PortAuthority Technologies Inc. and its subsidiary.

99.1	Audited consolidated financial statements of PortAuthority Technologies Inc. and its subsidiary as of and for the year ended December 31, 2006 and Report of Independent Auditors therein.

99.2	Unaudited pro forma combined condensed financial statements as of and for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: March 26, 2007	/s/ Douglas C. Wride
Douglas C. Wride
Chief Financial Officer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger and Reorganization dated December 20, 2006, by and among Websense, Inc., Leap Acquisition Corp., a wholly-owned subsidiary of Websense, Inc., PortAuthority Technologies, Inc., PortAuthority Technologies Israel, Ltd., a wholly-owned subsidiary of PortAuthority Technologies, Inc., and Donald Sullivan, as the Stockholders’ Representative. (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

10.1	Websense, Inc. 2007 Stock Incentive Assumption Plan (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

10.2

Websense, Inc. 2007 Stock Incentive Assumption Plan Form of Stock Option Agreement (previously filed as an exhibit to the registrant’s Form 8-K filed on January 12, 2007 and incorporated herein by reference).

23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, Independent Auditors of PortAuthority Technologies Inc. and its subsidiary.

99.1	Audited consolidated financial statements of PortAuthority Technologies Inc. and its subsidiary as of and for the year ended December 31, 2006 and Report of Independent Auditors therein.

99.2	Unaudited pro forma combined condensed financial statements as of and for the year ended December 31, 2006.